PBHG REIT FUND
ANNUAL REPORT
DECEMBER 31, 2001


THE POWER OF DISCIPLINE
THE REWARDS OF TIME.(SM)



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TABLE OF CONTENTS
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Management Discussion and Analysis                            2
Statement of Net Assets                                       5
Statement of Operations                                       6
Statement of Changes in Net Assets                            7
Financial Highlights                                          8
Notes to Financial Statements                                 9
Report of Independent Accountants                            12
Notice to Shareholders                                       13
Shareholder Meeting                                          13
Trustees and Officers of the Trust                           14


                                                    Ticker Symbol
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PBHG Class                                                  PBRTX
Advisor Class                                               PBRAX


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MANAGEMENT DISCUSSION AND ANALYSIS

DEAR FELLOW SHAREHOLDERS:

PERFORMANCE RESULTS

   The year 2001 was strong for REIT returns, evidenced by the 10.45% gain of the Wilshire Real Estate Securities Index (WRESI) for the year. By comparison, the S&P 500 Index was down 11.88% and the Russell 2000 Index advanced a modest 2.49% for the same period.

   For the year ending December 31, 2001, PBHG REIT Fund (the "Fund") rose 10.41% for the PBHG Class and 9.88% for the Advisor Class. The Fund generated strong returns, slightly trailing the benchmark for the year. The Fund has an established performance objective of exceeding the Wilshire Real Estate Securities Index over the long-term. Since inception of the Fund in March, 1989 through December 31, 2001, Fund performance has been 8.94% annualized (PBHG Class), outperforming the WRESI by 271 basis points. Of course, past performance is no guarantee of future results. The following table compares the Fund's performance versus the indexes for the periods ending December 31, 2001.

AVERAGE ANNUAL TOTAL RETURNS*

                                                      WILSHIRE
                             PBHG     ADVISOR       REAL ESTATE
                             CLASS    CLASS(4)     SECURITIES INDEX     S&P 500
                            -------   --------     ----------------     -------
3/13/89(1)-12/31/01           8.94%     8.69%           6.23%           13.96%
5/15/95(2)-12/31/01          12.54%    12.05%          12.23%           14.62%
10 Years Ending 12/31/01     12.08%    11.75%          10.47%           12.91%
5 Years Ending 12/31/01       6.98%     6.44%           6.70%           10.69%
3 Years Ending 12/31/01      10.88%    10.33%          11.81%           (1.02)%
1 Year Ending 12/31/01       10.41%     9.88%          10.45%          (11.88)%
Quarter Ending 12/31/01(3)    7.09%     6.99%           5.47%           10.69%
---------------
(1) INCEPTION DATE OF PBHG CLASS. INDEX COMPARISONS BEGIN ON 2/28/89.
(2) INCEPTION DATE OF ADVISOR CLASS. INDEX COMPARISONS BEGIN ON 4/30/95.
(3) NOT ANNUALIZED.
(4) THE PERFORMANCE SHOWN FOR THE ADVISOR CLASS PRIOR TO ITS INCEPTION ON MAY 15, 1995, IS BASED ON THE PERFORMANCE AND EXPENSES OF THE PBHG CLASS.
 *  PLEASE REFER TO PERFORMANCE DISCLOSURES ON PAGE 4 FOR FURTHER INFORMATION.

   All property sectors within the WRESI posted positive returns for the year, with the exception of the hotel sector. The self-storage sector offered the largest gain, up 45.5% for the period. Four other sectors, regional malls, local retail, factory outlets and manufactured housing, contributed strong double-digit returns. The lowest return was in the hotel sector for 2001, which declined 8.9% for 2001.

   The ongoing solid positive performance of REITs in 2001 represents a continuation of the rebound in values seen in 2000 following two down years in 1998 and 1999. The weighted average REIT Cash Available for Distribution (CAD) multiple contracted from 14.8x at the end of 1997 to approximately 9.0x at the end of 1999 in the WRESI. By year end 2001, the weighted average CAD multiple grew to approximately 10.7x. The CAD multiple is commonly used to measure REIT operating performance and is an indicator of the growth in stock prices.

MARKET CAPITALIZATION
   During 2001, the market capitalization of the WRESI continued to increase and, as of December 31, 2001, stood at $142.5 billion. This growth in market capitalization has largely been a reflection of REIT price performance, but also stemmed from a pick-up in equity offerings. The amount of equity raised increased in 2001, with $6.1 billion generated in the form of secondary offerings.

REAL ESTATE MARKET CONDITIONS
   As the economy slipped into a recession during the spring of 2001, real estate markets across the country weakened. The sputtering economy led to reduced levels of demand for real estate in all property types. The tragic events of September 11 exacerbated the deceleration in demand, as the economy slowed dramatically in the aftermath of the attacks. On a historic basis, the new supply of real estate is in check. In addition, sluggish demand has resulted in slower leasing of new development, often at lower rental rates and higher vacancy rates in most property types. However, the increases in vacancy and decline in rental rates need to be kept in perspective. We believe real estate markets are in better shape today compared to a decade ago when the




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economy was in its last recession. Vacancy rates are lower across most property types and regions. The demand for all types of real estate is affected by slower economic growth and most property types have been affected by the current slowdown. However, the long-term nature of the underlying leases helps stabilize cash flows relative to other sectors of the economy.

   Properties with the shortest lease term felt the most dramatic impact from the economic woes, primarily the hotel sector. This sector was already seeing a decline in property fundamentals prior to September 11, as corporate travel slowed. After September 11, travel activity dipped dramatically for several weeks, not only because of the attacks, but also due to the drop off in economic activity. The apartment sector saw weakness in property fundamentals during 2001. The combination of low interest rates, which resulted in a surge in home purchases, new supply and lower demand produced weakened operating performance for the multi-family sector.

   Real estate sectors with longer lease duration also did not escape the wrath of the slowing economy. The office sector saw increased vacancy rates and lower rental rates across the country. Over the last several years, office tenants appear to have leased space based on expectations of continued growth in their business. As demand weakened, tenants downsized. The increased velocity regarding the flow of information has allowed tenants to react more quickly to their space needs, both in a weak and a strong economy. The industrial real estate sector has reacted in a similar fashion to the office sector, with higher vacancy rates and lower rental rates. However, there has been consistent evidence that certain users of industrial space have boosted their demand as they try to squeeze cost out of the supply chain by consolidating space needs.

   The retail sector has been a property type that has held up relatively well during the year. Consumer spending was very resilient during 2001, which has helped the broader economy. The combination of falling interest rates, low unemployment rates for most of 2001 and a tax refund helped consumers maintain their spending levels during the recession. However, all is not quiet on the retail front. We believe consumer balance sheets are more leveraged today than they have been since the early 1990s and many retailers, such as The GAP, face major challenges.

NEAR TERM OUTLOOK
   The REIT sector turned in a second straight year of strong performance during 2001, even in the face of challenging economic conditions. Attractive yields and moderate, predictable growth helped the REIT group outperform the broader equity market.

   Our outlook for 2002 remains clouded given the current economic climate. Depending on the economy, we believe that the real estate sector could see one of three different outcomes in 2002. If the economy continues to linger in a slow growth mode, real estate demand will pick up gradually. Vacancy rates will slowly decline to levels where landlords will be able to increase rental rates. If the growth rate of the economy picks up momentum during the second half of 2002 and into 2003, vacancy rates will decline more quickly and rental rates will increase at a more rapid rate. If the recession lingers for the full year, the real estate sector will continue to weaken, as will other sectors of the broader economy. We believe that having supply in check during this economic cycle has greatly reduced the severity of the impact on real estate from the recessionary environment.

   Growth rates in cash flow for the underlying REITs during 2002 will reflect the current slowdown in the economic cycle. We would anticipate growth rates in cash flow in the 5-6% range during 2002, slower than recent years. Investors will be supported during 2002 with dividend yields based on the Wilshire Real Estate Securities Index that currently average 6.4% (this does not represent the yield of the PBHG REIT Fund). As of December 31, 2001, the yields on the REIT group as measured by Wilshire Associates, Inc. compared favorably to the S&P 500 Index, which saw average yields of 1.4%, and the 5.1% average yields of 10-year Treasuries. We will keep a watchful eye on the economy, looking for signs of stabilization or recovery in 2002. Thank you for your support over the past year.


Sincerely,


/S/ TIMOTHY J. PIRE       /S/ REAGAN PRATT             /S/ LARRY ANTONATOS
Timothy J. Pire, CFA      Reagan Pratt                 Larry Antonatos
Portfolio Manager         Portfolio Manager            Portfolio Manager
Heitman/PRA Securities    Heitman/PRA Securities       Heitman/PRA Securities
Advisors LLC              Advisors LLC                 Advisors LLC




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PBHG REIT FUND

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-----------------------------------
          Value    Blend    Growth
-----------------------------------
Large
-----------------------------------
Medium      X
-----------------------------------
Small
-----------------------------------

                         AVERAGE ANNUAL TOTAL RETURN(1)
                             AS OF DECEMBER 31, 2001

-------------------------------------------------------------------------------
                             One    Annualized Annualized Annualized Annualized
                            Year      3 Year     5 Year     10 Year  Inception
                           Return     Return     Return     Return    to Date
-------------------------------------------------------------------------------
  PBHG REIT Fund -
     PBHG Class(2)          10.41%     10.88%      6.98%    12.08%    8.94%
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  PBHG REIT Fund -
     Advisor Class(3)        9.88%     10.33%      6.44%    11.75%    8.69%
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            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
          IN THE PBHG REIT FUND - PBHG CLASS, VERSUS THE S&P 500 INDEX,
        WILSHIRE REAL ESTATE SECURITIES INDEX AND THE LIPPER REAL ESTATE
                                 FUNDS AVERAGE.

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                              PLOT POINTS FOLLOWS:

                 PBHG REIT FUND-                                 WILSHIRE REAL                LIPPER REAL
                   PBHG CLASS        S&P 500 INDEX(4)      ESTATE SECURITIES INDEX(5)   ESTATE FUNDS AVERAGE(6)
3/13/89            $10,000              $10,000                    $10,000                     $10,000
3/31/89              9,960                9,995                      9,783                      10,000
4/30/89             10,140               10,514                      9,961                      10,218
5/31/89             10,170               10,888                     10,132                      10,293
6/30/89             10,281               10,876                     10,246                      10,419
7/31/89             10,747               11,858                     10,570                      10,908
8/31/89             10,706               12,089                     10,458                      10,943
9/30/89             10,481               12,039                     10,435                      10,957
10/31/89            10,308               11,760                      9,913                      10,657
11/30/89            10,121               11,999                      9,765                      10,658
12/31/89             9,944               12,287                      9,761                      10,744
1/31/90              9,833               11,462                      9,301                      10,415
2/28/90              9,769               11,611                      9,298                      10,385
3/31/90              9,598               11,918                      9,276                      10,423
4/30/90              9,718               11,622                      9,096                      10,234
5/31/90              9,392               12,752                      9,056                      10,305
6/30/90              9,413               12,666                      9,074                      10,467
7/31/90              9,489               12,626                      8,726                      10,551
8/31/90              8,714               11,486                      7,707                       9,688
9/30/90              7,740               10,928                      6,814                       8,962
10/31/90             7,313               10,882                      6,323                       8,845
11/30/90             7,789               11,584                      6,580                       9,177
12/31/90             7,741               11,906                      6,496                       9,222
1/31/91              8,715               12,423                      7,128                       9,962
2/28/91              8,968               13,311                      7,547                      10,498
3/31/91              9,523               13,633                      8,219                      11,063
4/30/91              9,534               13,665                      8,152                      11,208
5/31/91              9,698               14,252                      8,279                      11,338
6/30/91              9,534               13,600                      7,871                      10,995
7/31/91              9,499               14,233                      7,838                      11,159
8/31/91              9,226               14,570                      7,743                      11,108
9/30/91              9,253               14,326                      7,655                      11,342
10/31/91             9,012               14,525                      7,482                      11,205
11/30/91             8,879               13,941                      7,234                      11,064
12/31/91             9,564               15,533                      7,797                      12,001
1/31/92             10,116               15,243                      8,164                      12,444
2/29/92              9,920               15,441                      8,144                      12,250
3/31/92              9,910               15,141                      7,968                      12,088
4/30/92              9,749               15,585                      7,835                      12,001
5/31/92             10,097               15,661                      7,867                      12,449
6/30/92              9,924               15,428                      7,630                      12,237
7/31/92             10,314               16,058                      7,658                      12,583
8/31/92             10,365               15,730                      7,542                      12,722
9/30/92             10,594               15,915                      7,829                      12,968
10/31/92            10,799               15,970                      7,913                      13,147
11/30/92            10,722               16,512                      7,981                      13,291
12/31/92            11,273               16,714                      8,374                      13,923
1/31/93             11,959               16,854                      8,956                      14,561
2/28/93             12,658               17,084                      9,389                      15,114
3/31/93             13,861               17,444                     10,019                      16,104
4/30/93             12,986               17,023                      9,451                      15,615
5/31/93             12,751               17,477                      9,303                      15,541
6/30/93             13,104               17,528                      9,546                      15,837
7/31/93             13,460               17,457                      9,740                      16,187
8/31/93             13,724               18,118                      9,943                      16,646
9/30/93             14,594               17,975                     10,393                      17,369
10/31/93            14,274               18,347                     10,101                      17,270
11/30/93            13,101               18,173                      9,661                      16,374
12/31/93            13,538               18,392                      9,649                      16,878
1/31/94             13,697               19,017                      9,938                      17,070
2/28/94             14,536               18,501                     10,345                      17,668
3/31/94             14,031               17,696                      9,866                      17,083
4/30/94             14,192               17,923                      9,977                      17,218
5/31/94             14,529               18,216                     10,184                      17,282
6/30/94             13,983               17,770                      9,983                      16,881
7/31/94             13,820               18,353                     10,006                      16,817
8/31/94             13,894               19,104                      9,999                      16,976
9/30/94             13,855               18,638                      9,832                      16,684
10/31/94            13,164               19,055                      9,472                      16,102
11/30/94            12,624               18,362                      9,102                      15,511
12/31/94            13,945               18,634                      9,808                      16,806
1/31/95             13,189               19,117                      9,491                      16,257
2/28/95             13,256               19,861                      9,788                      16,444
3/31/95             13,312               20,446                      9,845                      16,472
4/30/95             13,107               21,048                      9,774                      16,328
5/31/95             13,654               21,888                     10,097                      17,068
6/30/95             13,830               22,396                     10,273                      17,406
7/31/95             14,143               23,138                     10,438                      17,787
8/31/95             14,317               23,196                     10,566                      18,009
9/30/95             14,759               24,174                     10,760                      18,407
10/31/95            14,266               24,088                     10,426                      17,892
11/30/95            14,459               25,144                     10,535                      18,010
12/31/95            15,461               25,629                     11,146                      19,269
1/31/96             15,479               26,500                     11,300                      19,523
2/29/96             15,747               26,746                     11,523                      19,721
3/31/96             15,933               27,004                     11,617                      19,748
4/30/96             15,951               27,402                     11,669                      19,738
5/31/96             16,350               28,107                     11,929                      20,251
6/30/96             16,707               28,214                     12,168                      20,569
7/31/96             16,634               26,968                     12,060                      20,458
8/31/96             17,405               27,538                     12,572                      21,332
9/30/96             17,878               29,087                     12,886                      21,865
10/31/96            18,324               29,888                     13,236                      22,324
11/30/96            19,272               32,146                     13,785                      23,322
12/31/96            21,345               31,509                     15,256                      25,601
1/31/97             21,540               33,476                     15,474                      25,964
2/28/97             21,638               33,739                     15,483                      26,006
3/31/97             21,879               32,355                     15,536                      26,068
4/30/97             20,975               34,285                     15,034                      25,130
5/31/97             21,564               36,371                     15,482                      25,924
6/30/97             22,716               38,000                     16,250                      27,358
7/31/97             23,570               41,023                     16,785                      28,515
8/31/97             23,471               38,726                     16,660                      28,361
9/30/97             25,309               40,846                     18,303                      31,069
10/31/97            24,788               39,483                     17,525                      30,125
11/30/97            25,008               41,309                     17,878                      30,498
12/31/97            25,854               42,018                     18,276                      31,255
1/31/98             25,534               42,483                     18,019                      30,792
2/28/98             25,361               45,545                     17,788                      30,727
3/31/98             26,131               47,875                     18,138                      31,440
4/30/98             25,236               48,357                     17,567                      30,469
5/31/98             24,589               47,527                     17,398                      30,015
6/30/98             24,291               49,456                     17,306                      29,673
7/31/98             23,162               48,930                     16,102                      27,803
8/31/98             21,079               41,865                     14,429                      24,898
9/30/98             22,108               44,547                     15,237                      26,130
10/31/98            21,259               48,170                     15,028                      25,916
11/30/98            21,794               51,090                     15,310                      26,468
12/31/98            21,946               54,034                     15,091                      26,307
1/31/99             21,361               56,294                     14,764                      25,736
2/28/99             20,826               54,544                     14,647                      25,388
3/31/99             20,750               56,726                     14,568                      25,175
4/30/99             22,647               58,923                     16,121                      27,841
5/31/99             23,577               57,532                     16,394                      28,429
6/30/99             23,293               60,725                     16,115                      28,141
7/31/99             22,392               58,830                     15,498                      27,100
8/31/99             22,313               58,536                     15,265                      26,642
9/30/99             21,978               56,932                     14,577                      25,582
10/31/99            21,287               60,534                     14,306                      25,009
11/30/99            20,729               61,765                     14,081                      24,751
12/31/99            21,692               65,403                     14,611                      25,749
1/31/2000           21,530               62,117                     14,670                      25,571
2/29/2000           21,018               60,941                     14,390                      25,111
3/31/2000           21,910               66,903                     15,021                      26,251
4/30/2000           23,221               64,890                     16,092                      27,634
5/31/2000           23,331               63,559                     16,285                      27,924
6/30/2000           24,254               65,125                     16,833                      29,069
7/31/2000           25,888               64,107                     18,345                      31,267
8/31/2000           25,085               68,089                     17,685                      30,466
9/30/2000           26,005               64,495                     18,259                      31,505
10/31/2000          24,800               64,222                     17,467                      30,094
11/30/2000          25,444               59,159                     17,860                      30,530
12/31/2000          27,094               59,448                     19,101                      32,536
1/31/2001           26,980               61,557                     19,292                      32,705
2/28/2001           26,414               55,944                     18,891                      32,221
3/31/2001           26,299               52,400                     18,906                      31,989
4/30/2001           26,701               56,472                     19,356                      32,741
5/31/2001           27,303               56,851                     19,898                      33,366
6/30/2001           28,907               55,467                     20,974                      35,068
7/31/2001           28,502               54,921                     20,555                      34,524
8/31/2001           29,545               51,483                     21,272                      35,533
9/30/2001           27,933               47,326                     19,981                      33,898
10/31/2001          27,198               48,228                     19,233                      32,915
11/30/2001          28,933               51,928                     20,480                      34,587
12/31/2001          29,913               52,383                     21,074                      35,531


1 Performance is historical, reflects the reinvestment of all distributions and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Funds that concentrate investments in one or more groups or industries may involve greater risks than more diversified funds, including greater potential for volatility. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

2 On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman Real Estate Portfolio. Prior to the acquisition, the PBHG Class shares of the Fund were known as the Institutional Class shares of the Heitman Real Estate Portfolio and Advisor Class shares were known as Advisor Class shares of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust. The Heitman Real Estate Portfolio was managed by Heitman/PRA Securities Advisors LLC, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Heitman Real Estate Portfolio. Data includes performance of the Fund's predecessor classes, whose inception date was March 13, 1989 for the PBHG Class and May 15, 1995 for the Advisor Class.

3 The performance shown for the Advisor Class prior to its inception date of May 15, 1995 is based on the performance and expenses of the PBHG Class. Subsequent to May 15, 1995, the performance is that of the Advisor Class, which will cause returns to be less than those of the PBHG Class. The annualized total return of the Advisor Class from its inception date to December 31, 2001 was 12.05%. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75% and a 12b-1 fee of 0.50% of average daily net assets. The PBHG REIT Fund Advisor Class does not carry a sales charge and carries a 12b-1 fee of 0.25% of average daily net assets. Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. No adjustment has been made to reflect the lower 12b-1 fee. The Advisor Class shares returns going forward will reflect the 0.25% 12b-1 fee.

4 The S&P 500 Index is a capitalization weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.

5 The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The Index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.

6 The Lipper Real Estate Funds Average represents the average performance of 152 mutual funds classified by Lipper, Inc. in the Real Estate category. The performance figures are based on changes in net asset value of the funds in the category with all capital gain distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance may have been lower. The chart assumes $10,000 invested in the Lipper Real Estate Funds Average at month's end March 31, 1989. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.

SECTOR WEIGHTINGS - AT DECEMBER 31, 2001

[PIE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

CONSUMER CYCLICALS  7%
FINANCIALS (REITS) 93%

% of Total Portfolio Investments in Common Stock



TOP TEN HOLDINGS - DECEMBER 31, 2001

Equity Office Properties Trust                   10.6%
Prologis Trust                                    5.8%
Apartment Investment & Management, Cl A           5.5%
United Dominion Realty Trust                      4.7%
CarrAmerica Realty                                4.3%
Vornado Realty Trust                              3.9%
Simon Property Group                              3.6%
Duke Realty                                       3.4%
Brandywine Realty Trust                           3.4%
Summit Properties                                 3.2%
------------------------------------------------------
% of Total Portfolio Investments
    in Common Stock                              48.4%





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                                                                  PBHG REIT FUND
--------------------------------------------------------------------------------

                                                            PBHG REIT FUND PBRTX


                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                         As of December 31, 2001

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.1%
CONSUMER CYCLICAL -- 7.3%
HOTELS & MOTELS -- 2.6%
Starwood Hotels & Resorts Worldwide    69,700        $  2,081
                                                     --------
                                                        2,081
--------------------------------------------------------------------------------
REAL ESTATE OPERATING/DEVELOPING -- 4.7%
Brookfield Properties                 91,200            1,569
Catellus Development*                117,500            2,162
                                                     --------
                                                        3,731
                                                     --------
TOTAL CONSUMER CYCLICAL (COST $5,348)                   5,812
                                                     --------
--------------------------------------------------------------------------------
FINANCIALS -- 90.8%
REITS -- 90.8%
APARTMENTS -- 19.3%
Apartment Investment &
    Management, Cl A                  94,200            4,308
AvalonBay Communities                 14,000              662
Equity Residential Properties Trust   15,232              437
Essex Property Trust                  34,100            1,685
Gables Residential Trust              40,800            1,208
Home Properties of New York           28,700              907
Summit Properties                    102,000            2,552
United Dominion Realty Trust         256,400            3,692
                                                     --------
                                                       15,451
--------------------------------------------------------------------------------
DIVERSIFIED -- 8.7%
Bedford Property Investors            56,000            1,260
Duke Realty                          109,830            2,672
Keystone Property Trust                1,000               13
Vornado Realty Trust                  73,900            3,074
                                                     --------
                                                        7,019
--------------------------------------------------------------------------------
HOTELS -- 5.9%
Equity Inns                           13,500               89
Host Marriott                        217,000            1,953
Innkeepers USA Trust                  26,700              262
LaSalle Hotel Properties              72,200              848
Meristar Hospitality                 111,600            1,585
                                                     --------
                                                        4,737
--------------------------------------------------------------------------------
MANUFACTURED HOMES -- 2.7%
Manufactured Home Communities          1,600               50
Sun Communities                       57,400            2,138
                                                     --------
                                                        2,188
--------------------------------------------------------------------------------
OFFICE PROPERTY -- 24.6%
Boston Properties                     21,000              798
Brandywine Realty Trust              125,900            2,653
CarrAmerica Realty                   112,300            3,380
Crescent Real Estate Equity           22,500              407
Equity Office Properties Trust       277,510            8,348
Kilroy Realty                         84,700            2,225
Mack-Cali Realty                      61,500            1,908
                                                     --------
                                                       19,719
--------------------------------------------------------------------------------
OUTLET CENTERS -- 1.0%
Chelsea Property Group                16,893              829
                                                     --------
                                                          829
--------------------------------------------------------------------------------



                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
REGIONAL MALLS -- 9.0%
CBL & Associates Properties            39,400       $   1,241
Macerich                               68,800           1,830
Rouse                                  43,500           1,274
Simon Property Group                   96,700           2,836
                                                     --------
                                                        7,181
--------------------------------------------------------------------------------
SHOPPING CENTERS -- 8.6%
Developers Diversified Realty         128,900           2,462
Federal Realty Investment Trust        21,600             497
Pan Pacific Retail Properties          59,900           1,720
Philips International Realty          118,000             296
Regency Centers                        41,100           1,141
Weingarten Realty Investors            15,900             763
                                                     --------
                                                        6,879
--------------------------------------------------------------------------------
STORAGE -- 3.5%
Public Storage                         20,700             691
Shurgard Storage Centers, Cl A         66,300           2,122
                                                     --------
                                                        2,813
--------------------------------------------------------------------------------
WAREHOUSE/INDUSTRIAL -- 7.5%
Prologis Trust                        213,770           4,598
PS Business Parks                      46,316           1,459
                                                     --------
                                                        6,057
                                                     --------
TOTAL FINANCIALS (COST $68,986)                        72,873
                                                     --------
TOTAL COMMON STOCK (COST $74,334)                      78,685
                                                     --------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.1%
Barclays
   1.7%, dated 12/31/01, matures
   01/02/02, repurchase price $895,891
   (collateralized by U.S. Government
   agency obligations: total market
   value $914,574) (A)                   $896             896
                                                     --------
TOTAL REPURCHASE AGREEMENT (COST $896)                    896
                                                     --------
TOTAL INVESMENTS-- 99.2% (COST $75,230)                79,581
                                                     --------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.8%
TOTAL OTHER ASSETS AND LIABILITIES, NET                   655
                                                     --------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value) based
   on 6,988,478 outstanding shares of common stock     59,164
Fund Shares of Advisor Class ($0.001 par value) based
   on 2,154,381 outstanding shares of common stock     16,316
Accumulated net realized gain on investments              405
Net unrealized appreciation on investments              4,351
                                                     --------
TOTAL NET ASSETS-- 100.0%                            $ 80,236
                                                     ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                         $8.78
                                                     ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- ADVISOR CLASS                      $8.75
                                                     ========
* Non-Income Producing Security
(A) -- Tri-Party Repurchase Agreement
Cl -- Class
REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.


                              [PBHG LOGO OMITTED] 5

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PBHG REIT FUND
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS (000)
--------------------------------------------------------------------------------
For the Year Ended December 31, 2001

                                                                 -------
                                                                   PBHG
                                                                   REIT
                                                                  FUND(2)
                                                                 -------
INVESTMENT INCOME:
     Dividends                                                    $ 5,379
     Interest                                                          81
     Less: Foreign Taxes Withheld                                     (14)
                                                                  -------
       Total Investment Income                                      5,446
                                                                  -------
EXPENSES:
     Investment Advisory Fees                                         716
     Administrative Fees                                              165
     Transfer Agent Fees                                               68
     Printing Fees                                                     63
     Distribution Fees 1                                               52
     Professional Fees                                                 35
     Registration and Filing Fees                                      14
     Custodian Fees                                                    11
     Trustees' Fees                                                     7
     Line of Credit                                                     2
     Miscellaneous Fees                                                54
                                                                  -------
         TOTAL EXPENSES                                             1,187
                                                                  -------
     Less:
       Waiver of Investment Advisory Fees                              (3)
                                                                  -------
         Net Expenses                                               1,184
                                                                  -------
     NET INVESTMENT INCOME                                          4,262
                                                                  -------
     Net Realized Gain from Security Transactions                  11,237
     Net Change in Unrealized Depreciation on Investments          (6,888)
                                                                  -------
     NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                4,349
                                                                  -------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $ 8,611
                                                                  =======

1. All distribution fees are incurred in the Advisor Class. Distribution fees incurred for the year ended December 31, 2001 were $52,019.

2. On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the PBHG REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.


The accompanying notes are an integral part of the financial statements.


                              [PBHG LOGO OMITTED] 6

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                                                                  PBHG REIT FUND
--------------------------------------------------------------------------------


                                        STATEMENT OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------

                                                                       -----------------------
                                                                                PBHG
                                                                             REIT FUND(1)
                                                                       -----------------------
                                                                       01/01/01       01/01/00
                                                                          to             to
                                                                       12/31/01       12/31/00
                                                                       --------       --------
INVESTMENT ACTIVITIES:
   Net Investment Income                                                 $ 4,262        $ 3,782
   Net Realized Gain from Security Transactions                           11,237            193
   Net Change in Unrealized Appreciation (Depreciation) on Investments    (6,888)        17,053
                                                                        --------      ---------
   Net Increase in Net Assets Resulting from Operations                    8,611         21,028
                                                                        --------      ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     PBHG Class                                                           (3,476)        (2,894)
     Advisor Class                                                          (925)          (917)
   Net Realized Gains from Security Transactions:
     PBHG Class                                                           (8,093)            --
     Advisor Class                                                        (2,376)            --
   Return of Capital:
     PBHG Class                                                             (280)          (609)
     Advisor Class                                                           (78)          (193)
                                                                        --------      ---------
     Total Distributions                                                 (15,228)        (4,613)
                                                                        --------      ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
     Shares Issued                                                        30,959         26,463
     Shares Issued upon Reinvestment of Distributions                      4,727          1,542
     Shares Redeemed                                                     (44,237)       (30,953)
                                                                        --------      ---------
   Total PBHG Class Transactions                                          (8,551)        (2,948)
                                                                        --------      ---------
   Advisor Class
     Shares Issued                                                         1,361          1,946
     Shares Issued upon Reinvestment of Distributions                      3,139          1,001
     Shares Redeemed                                                      (7,525)       (13,254)
                                                                        --------      ---------
   Total Advisor Class Transactions                                       (3,025)       (10,307)
                                                                        --------      ---------
   Decrease in Net Assets Derived from Capital Share Transactions        (11,576)       (13,255)
                                                                        --------      ---------
   Total Increase (Decrease) in Net Assets                               (18,193)         3,160
                                                                        --------      ---------
NET ASSETS:
   Beginning of Period                                                    98,429         95,269
                                                                        --------      ---------
   End of Period                                                        $ 80,236      $  98,429
                                                                        ========      =========
SHARES ISSUED AND REDEEMED:
   PBHG Class
     Shares Issued                                                         3,166          3,044
     Shares Issued upon Reinvestment of Distributions                        534            173
     Shares Redeemed                                                      (4,555)        (3,552)
                                                                        --------      ---------
   Total PBHG Class Transactions                                            (855)          (335)
                                                                        --------      ---------
   Advisor Class
     Shares Issued                                                           139            225
     Shares Issued upon Reinvestment of Distributions                        358            113
     Shares Redeemed                                                        (794)        (1,557)
                                                                        --------      ---------
   Total Advisor Class Transactions                                         (297)        (1,219)
                                                                        --------      ---------
   Net Decrease in Shares Outstanding                                     (1,152)        (1,554)
                                                                        ========      =========

1. On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the PBHG REIT Fund prior to the acquisition, were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.

  Amounts designated as "--" are either $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.


                              [PBHG LOGO OMITTED] 7

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PBHG REIT FUND
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Years Ended December 31,


                                           Net                                                                               Net
            Net                       Realized and        Distributions   Distributions                                     Asset
           Asset                       Unrealized            from          in Excess      Distributions                     Value
           Value          Net           Gains or               Net          of  Net           from         Return            End
         Beginning     Investment       (Losses)           Investment      Investment        Capital         of              of
         of Period      Income        on Securities          Income          Income           Gains       Capital(2)       Period
------------------------------------------------------------------------------------------------------------------------------------
--------------
PBHG REIT FUND
--------------
  PBHG CLASS
  2001(1) $9.56        $0.47            $0.46               $(0.45)           --           $(1.21)        $(0.05)          $8.78
  2000     8.04         0.36             1.60                (0.36)           --              --           (0.08)           9.56
  1999     8.62         0.43            (0.54)               (0.47)           --              --             --             8.04
  1998    10.49         0.32            (1.88)               (0.31)           --              --             --             8.62
  1997    10.96         0.40             1.82                (0.40)         $(0.05)         (2.24)           --            10.49

  ADVISOR CLASS
  2001(1) $9.55        $0.43            $0.45               $(0.43)           --           $(1.21)        $(0.04)          $8.75
  2000     8.04         0.31             1.60                (0.33)           --              --           (0.07)           9.55
  1999     8.62         0.39            (0.53)               (0.44)           --              --             --             8.04
  1998    10.50         0.25            (1.86)               (0.27)           --              --             --             8.62
  1997    10.98         0.35             1.80                (0.35)         $(0.04)         (2.24)           --            10.50



                                                                                            Ratio of  Net
                            Net                              Ratio               Ratio       Investment
                           Assets          Ratio            of Net            of Expenses      Income
                            End              of           Investment          to Average     to Average
                            of            Expenses          Income            Net Assets     Net Assets     Portfolio
           Total          Period         to Average       to Average          (Excluding     (Excluding     Turnover
          Return(3)        (000)         Net Assets       Net Assets           Waivers)       Waivers)        Rate
----------------------------------------------------------------------------------------------------------------------
--------------
PBHG REIT FUND
--------------
  PBHG CLASS
  2001(1)  10.41%        $61,378            1.14%            4.57%              1.14%          4.57%        139%
  2000     24.90          75,013            1.36             4.14               1.36           4.14          76
  1999     (1.16)         65,767            1.25             5.12               1.25           5.12          49
  1998    (15.12)         79,717            1.22             3.14               1.22           3.14          80
  1997     21.12         134,746            1.09             3.57               1.09           3.57          90

  ADVISOR CLASS
  2001(1)   9.88%        $18,858            1.62%            4.07%              1.62%          4.07%        139%
  2000     24.22          23,417            1.89             3.54               1.89           3.54          76
  1999     (1.62)         29,502            1.73             4.64               1.73           4.64          49
  1998    (15.54)         46,665            1.73             2.65               1.73           2.65          80
  1997     20.44          85,222            1.59             3.14               1.59           3.14          90

1. On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the PBHG REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.

2. Historically, the Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.

3. The total returns prior to the acquisition do not include the sales charge. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75%. Total Returns shown in the chart have been adjusted it to reflect the elimination of the front-end sales charge. If the charge had been included, the returns would have been lower.

Amounts designated as "--" are either $0 or have been rounded to $0.


                              [PBHG LOGO OMITTED] 8

--------------------------------------------------------------------------------
                                                                  PBHG REIT FUND
--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                         As of December 31, 2001




1.  ORGANIZATION

The PBHG REIT Fund (the "REIT Fund") is a series of the PBHG Funds, (the "Fund"), a Delaware business trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund became a Delaware business trust effective July 16, 2001 and changed its name from The PBHG Funds, Inc. The Fund currently consists of the REIT Fund and eighteen others: the PBHG Core Growth Fund (the "Core Growth Fund"), PBHG Emerging Growth Fund (the "Emerging Growth Fund"), PBHG Growth Fund (the "Growth Fund"), PBHG Large Cap 20 Fund (the "Large Cap 20 Fund"), PBHG Large Cap Growth Fund (the "Large Cap Growth Fund"), PBHG Limited Fund (the "Limited Fund"), PBHG New Opportunities Fund (the "New Opportunities Fund"), PBHG Select Equity Fund (the "Select Equity Fund"), PBHG Clipper Focus Fund (the "Clipper Focus Fund"), PBHG Focused Value Fund (the "Focused Value Fund"), PBHG Large Cap Value Fund (the "Large Cap Value Fund"), PBHG Mid-Cap Value Fund (the "Mid-Cap Value Fund"), PBHG New Perspective Fund (the "New Perspective Fund"), PBHG Small Cap Value Fund (the "Small Cap Value Fund"), PBHG Global Technology & Communications Fund (the "Global Technology & Communications Fund"), PBHG Strategic Small Company Fund (the "Strategic Small Company Fund"), PBHG Techology & Communications Fund (the "Technology & Communications Fund") (collectively referred to as the "Equity Portfolios"), and the PBHG Cash Reserves Fund (the "Cash Reserves Fund") (each a "Portfolio" and collectively, the "Portfolios"). The financial statements herein are those of the REIT Fund. The financial statements of the remaining Portfolios are not presented herein. Each Portfolio is classified as a diversified management investment company, with the exception of the Large Cap 20, the Focused Value, the Technology & Communications, and the Global Technology & Communications Funds which are classified as non-diversified management investment companies. Each Portfolio's prospectus provides a description of its investment objectives, policies and investment strategies. The REITFund is registered to offer two classes of shares, PBHG Class and Advisor Class. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held.

On September 7, 2001 the UAM Funds Trust, on behalf of Heitman Real Estate Portfolio, a separate series of UAM Funds (the "Acquired Fund") and on October 22, 2001 PBHG Funds, on behalf of the REIT Fund (the "Acquiring Fund") approved a tax-free reorganization. Pursuant to the Agreement and Plan of Reorganization, PBHG Funds issued Advisor Class and PBHG Class shares of REIT Fund to Heitman Real Estate Portfolio having a net asset value equal to the value of the net assets of Heitman Real Estate Portfolio. On the reorganization date, December 14, 2001, Heitman Real Estate Portfolio made a liquidating distribution of the REIT Fund Advisor Class and PBHG Class shares to its Advisor Class and Institutional Class shareholders, respectively. Each shareholder of Heitman Portfolio received a number of REIT Fund shares with an aggregate net asset value equal to that of his or her shares of Heitman Portfolio. 7,022,527 Institutional Class shares and 2,212,278 Advisor Class shares of the Heitman Real Estate Portfolio were exchanged for 7,022,527 PBHG Class shares and 2,212,278 Advisor Class shares of the REIT Fund, respectively. The value of the Heitman Real Estate Portfolio on December 14, 2001 was $79,717,894, which included $3,983,453 in unrealized gains. Upon the business combination of such Funds on December 14, 2001, the value of the Heitman Real Estate Portfolio and the REIT Fund was $79,717,894.


2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

SECURITY VALUATION -- Investment securities of the REIT Fund that are listed on a securities exchange or quoted on a national market system and for which market quotations are available are valued at the last quoted sales price on each business day (normally 4:00 p.m. Eastern time). If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available, are valued at the last bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term investments may be valued at amortized cost which approximates market value. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Directors believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold.

DIVIDENDS -- Dividends from net investment income for the REITFund are declared yearly, if available. Prior to the close of business on December 14, 2001 the REIT Fund dividends from net investment income were declared quarterly, if any. Distributions of net realized capital gains, for the REIT Fund, are generally made to shareholders annually, if available.

NET ASSET VALUE PER SHARE -- The value of an individual share in a fund is computed by adding the value of the proportionate interest of each class in a Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund's Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by the REIT Fund may be delayed or limited.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as 12b-1 service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

Effective December 17, 2001, the REIT Fund has an arrangement with the transfer agent, DST Systems, Inc. ("DST"), whereby interest earned on uninvested cash balances is used to offset a portion of its transfer agent expense. The transfer agent expense shown in the statement of operations is in total and does not reflect this expense reduction.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

IMPLEMENTATION OF NEW ACCOUNTING STANDARDS -- On January 1, 2001, UAM Funds Trust and the Fund implemented the provisions of the AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES (the "Guide"), as required for fiscal years beginning after December 15, 2000. The implementation did not have any material impact on the results of operations or net asset value of the UAM Funds Trust and the Fund upon adoption of the provisions of the Guide.



                              [PBHG LOGO OMITTED] 9

--------------------------------------------------------------------------------
PBHG REIT FUND
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS -- Concluded
--------------------------------------------------------------------------------
As of December 31, 2001



3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The PBHG Funds and Pilgrim Baxter & Associates, Ltd. (the "Adviser") have entered into an investment advisory agreement for the REIT Fund. Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the REIT Fund.

In connection with the combination of the REIT Fund and Heitman Portfolio, the Adviser has contractually agreed to waive a portion of its fee under the investment advisory agreement. As a result of this contractual waiver, until September 25, 2002, the Adviser will collect a fee equal to 0.75% of the first $100 million of the daily average net assets of the REIT Fund and 0.65% of the daily average net assets in excess of $100 million. After that date, the Adviser may receive the full fee due under the investment advisory agreement.

In addition, the Adviser has also signed an expense limitation contract with PBHG Funds, pursuant to which the Adviser has contractually agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the PBHG Funds Service Plan, if any, interest, taxes, brokerage commissions and any expenses that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of business) to not more than 1.36% of the average daily net assets of the Advisor Class shares and of the PBHG Class shares of the REIT Fund, respectively until September 25, 2002, and not more than 1.50% of the average daily net assets of the Advisor Class shares of the PBHG Class shares of the REIT Fund, respectively, thereafter. Reimbursement by the REIT Fund of the advisory fees waived or limited and other expenses paid by the Adviser after September 25, 2002, pursuant to this expense limitation agreement, may be made when the REIT Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of the REIT Fund to exceed 1.50% of the average daily net assets of the Advisor Class shares and of the PBHG Class shares, respectively.

Prior to December 14, 2001, Heitman/PRA Securities Advisors LLC ("Heitman") served as investment adviser to the Acquired Fund pursuant to an investment advisory agreement with UAM Funds Trust and was paid a fee calculated at an annual rate of 0.75% of the first $100 million of daily average net assets and 0.65% of daily average net assets in excess of $100 million. For the period January 1, 2001 to December 14, 2001 Heitman was paid $688,016 by the Acquired Fund for its services. PBHG Funds, on behalf of the REIT Fund, and the Adviser have entered into a sub-advisory agreement with Heitman. Pursuant to the sub-advisory agreement, Heitman has agreed to manage the investment operations of the REIT Fund and the composition of its investment portfolio, to provide supervision of the REIT Fund's investments and to determine the securities to be purchased or sold by the REIT Fund. For the services it provides, Heitman is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after September 25, 2002. Prior to that date, Heitman will receive a sub-advisory fee equal to 0.75% of the first $100 million of the assets transferred to the REIT Fund in connection with the reorganization, 0.65% of the assets tansferred to the REIT Fund in excess of $100 million and one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) on other assets of the fund.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the REIT Fund.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Investments Mutual Funds Services (the "Sub-Administrator"). The Sub-Administrator is an affiliate of the Fund's former distributor and assists the Administrator in providing administrative services to the Fund. The Administrator pays the Sub-Administrator the following fees. The fee will be the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund, and (ii) PBHG Insurance Series Fund, another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets in the PBHG Fund Family and 0.01% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

From April 1, 2001 through December 14, 2001 the Sub-Administrator was the administrator (the "predecessor Administrator") and provided administrative services to the UAM Fund Family, which included UAM Funds Trust, under an Administration Agreement (the "former Administration Agreement"). Pursuant to the former Administration Agreement, the Acquired Fund paid the predecessor Administrator 0.093% per annum of the average daily net assets and an annual base fee of $54,500. From the time period April 1, 2001 through December 14, 2001 the predecessor Administrator was paid $109,142 by the Acquired Fund. Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI") provided and oversaw administrative, fund accounting, dividend disbursing shareholder servicing and transfer agent services to the UAM Fund Family, which included UAM Funds Trust, under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with the Sub-Administrator, DST and UAM Shareholder Service Center ("UMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Fund Family which included UAM Funds Trust. After May 25, 2001, UAMSSC became PBHG Shareholder Services, Inc. ("PBHGSS").

Pursuant to the Agreement, the Acquired Fund paid UAMFSI 0.093% per annum of the average daily net assets of the Acquired Fund, an annual base fee of $94,250 and a fee based on the number of active shareholder accounts. For the three months ended March 31, 2001 UAMFSI was paid $50,904, of which $16,839 was paid to SEI for its services, $0 to DST for its services and $13,684 to UAMSSC for its services.

SEI Investments has agreed to act as an agent in placing repurchase agreements for the Fund. For its services in the period December 17, 2001 to December 31, 2001 SEI Investments earned $17. This payment is reflected as a reduction of interest income.

PBHG Fund Distributors (the "Distributor") a wholly owned subsidiary of the Adviser provides distribution services for the REIT Fund. Prior to December 17, 2001, SEI Investments Distribution Co. (the "predecessor Distributor"), a wholly owned subsidiary of SEI Investments Co. ("SEI") and the Acquired Fund were parties to a distribution agreement to which the predecessor Distributor served as principal under-writer for the Fund. The Distributor and predecessor Distributor received no compensation for its distribution services. The Fund has adopted a Service Plan (the "Plan") on behalf of the Advisor Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides for the payment of a service fee by the Fund of 0.25% of the average daily net assets of the Advisor Class shares to the Distributor by providing or arranging with and paying others to provide personal service to shareholders of Adviser Class shares and/or the maintenance of those accounts. Prior to December 17, 2001 the Acquired Fund charged 0.50% of the average daily net assets of its Advisor Class shares for Rule 12b-1 services.

DST serves as the transfer agent and dividend disbursing agent of the Fund. From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund. First Union National


                             [PBHG LOGO OMITTED] 10

--------------------------------------------------------------------------------
                                                                  PBHG REIT FUND
--------------------------------------------------------------------------------



Bank, serves as the custodian for the REIT Fund. Prior to December 17, 2001, JP Morgan Chase served as custodian for the Acquired Fund.

The Fund has entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with PBHGSS to assist in the provision of those services. PBHGSS receives no fees directly from the REIT Fund. Shareholder service fees (including out of pocket expenses) paid to PBHG Fund Services for the period December 17, 2001 to December 31, 2001 were $831. For the period April 1, 2001 to December 16, 2001 the Acquired Fund paid UAMSSC $36,435 for shareholder service fees (including out of pocket expenses).

On April 4, 2000, the Board of Trustees approved an agreement between the Fund and PBHG Fund Services to provide shareholder related web development and maintenance services. The fee is reviewed semi-annually by the Board of Trustees.

Officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund.


4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the REIT Fund for the year ended December 31, 2001 was as follows:

                    PURCHASES         SALES
                      (000)           (000)
                    ---------       --------
                    $130,449        $150,889

At December 31, 2001, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes.

                                               NET UNREALIZED
      FEDERAL      UNREALIZED     UNREALIZED    APPRECIATION
     TAX COST     APPRECIATION   DEPRECIATION  (DEPRECIATION)
       (000)          (000)          (000)          (000)
    -----------   ------------   ------------  --------------
      $75,832        $5,038         $(1,289)       $3,749


5.  FEDERAL TAX INFORMATION

The REIT Fund has qualified and intends to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2001, attributable to return of capital distributions, have been reclassified to the following accounts:

                           INCREASE/(DECREASE) INCREASE/(DECREASE)
       INCREASE/(DECREASE)  ACCUMULATED NET    UNDISTRIBUTED NET
         PAID-IN-CAPITAL     REALIZED GAIN     INVESTMENT INCOME
              (000)              (000)                (000)
       ------------------  ------------------  -------------------
             $(357)              $(140)                $497

These reclassifications have no effect on net assets or net asset value per share.


The tax character of dividends and distributions paid during the year ended December 31, 2001 and December 31, 2000 were as follows:

                           2001         2000
                           ----         ----
Ordinary income        $7,496,753   $3,810,338
Long-term capital gain  7,373,721           --
Return of capital         357,747      802,305
                      -----------   ----------
                      $15,228,221   $4,612,643

As of December 31, 2001, the components of Distributable Earnings on a tax basis were as follows:

Undistributed ordinary income       $  517,964
Undistributed long-term capital gain   489,977
Capital loss carryforwards                  --
Post-October losses                         --
Unrealized appreciation              3,748,886

Post-October losses represent losses realized on investment transactions from November 1, 2001 through December 31, 2001 that, in accordance with Federal income tax regulations the REITFund may elect to defer and treat as having arisen in the following fiscal year.


6.  CONCENTRATIONS/RISKS

The REIT Fund invests a substantial portion of its assets in securities in the real estate industry in order to achieve a potentially greater investment returns. As a result, the economic, political and regulatory developments in the real estate industry, positive or negative, have a greater impact on the net asset value and will cause its shares to fluctuate more than if the REIT Fund did not concentrate its investments in that particular industry.


7.  LINE OF CREDIT

Prior to the close of business December 14, 2001, the Acquired Fund along with certain other portfolios of UAM Fund Family which includes UAM Funds Trust, collectively entered into an agreement which enabled them to participate in a $100 million unsecured line of credit with several banks. Borrowings were made solely to temporarily finance the repurchase of capital shares. Interest was charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period April 27, 2001 through July 27, 2001, such commitment fee was computed at 0.09% per annum), payable at the end of each calendar quarter, was accrued by each participating portfolio based on its average daily unused portion of its line of credit. The REIT Fund had no outstanding borrowings at December 31, 2001 or from the close of business December 14, 2001 until December 31, 2001. The Acquired Fund had no borrowings from January 1, 2001 until the close of business December 14, 2001.


8.  SUBSEQUENT EVENTS

On February 11, 2002, Heitman/PRA Securities Advisors LLC, the REIT Fund's sub-adviser changed its name to Heitman Real Estate Securities LLC.

Effective January 29, 2002, the REIT Fund will pay shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains at least once a year, if available.

Effective January 14, 2002, the REIT Fund may borrow, an amount up to its prospectus defined limitations, from a $500 million committed line of credit available to the Funds in the PBHG Fund Family. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Fund is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG FundFamily.

                             [PBHG LOGO OMITTED] 11

--------------------------------------------------------------------------------
PBHG REIT FUND
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF PBHG FUNDS:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PBHG REIT Fund, formerly Heitman Real Estate Portfolio (one of the portfolios constituting PBHG Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 11, 2002

                             [PBHG LOGO OMITTED] 12

--------------------------------------------------------------------------------
                                                                  PBHG REIT FUND
--------------------------------------------------------------------------------


NOTICE TO SHAREHOLDERS (unaudited)

For shareholders that do not have a December 31, 2001 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2001 tax year end, please consult your tax advisor as to the pertinance of this notice. For the fiscal year ended December 31, 2001, the REIT Fund is designating the following items with regard to distributions paid during the year. These designations include the impact from utilizing earnings and profits distributed to shareholders on redemption of shares which will be part of the dividends paid deduction for the fund.

                                               LONG TERM
                                               (20% RATE)    ORDINARY                                                FOREIGN
                                              CAPITAL GAIN    INCOME     TAX-EXEMPT        TOTAL      QUALIFYING       TAX
FUND                                          DISTRIBUTION DISTRIBUTIONS  INTEREST     DISTRIBUTIONS DIVIDENDS (1)  CREDIT (2)
------------------------------------------------------------------------------------------------------------------------------
REIT Fund                                         49.59%      50.41%         0.00%       100.00%         0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

(2) The foreign tax credit represents dividends which qualify for the foreign tax credit and is reflected as a percentage of "Ordinary Income Distributions".


SHAREHOLDER MEETING (unaudited)

A special meeting of the shareholders of the Heitman Real Estate Portfolio of the UAM Funds Trust was held on December 11, 2001 to vote on the following matter:

                                              % FOR      % AGAINST  % ABSTAIN
--------------------------------------------------------------------------------
To approve the Agreement and Plan
  of Reorganization for the Heitman Real
  Estate Portfolio into the PBHG REIT Fund    98.71%        0.37%       0.92%




                             [PBHG LOGO OMITTED] 13

--------------------------------------------------------------------------------
PBHG REIT FUND
--------------------------------------------------------------------------------


TRUSTEES AND OFFICERS OF THE TRUST (unaudited)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
                                                          TERM OF
                                    POSITION             OFFICE AND
                                    HELD WITH            LENGTH  OF                       PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE             THE FUND             TIME SERVED                      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
 John R. Bartholdson                 Trustee               Trustee           Chief Financial Officer, The Triumph Group, Inc.
 1255 Drummers Lane,                                        since            (manufacturing) since 1992.
 Suite 200                                                  1997
 Wayne, PA 19087
 (57)
------------------------------------------------------------------------------------------------------------------------------------
 Jettie M. Edwards                   Trustee               Truste            Consultant, Syrus Associates (business and
 76 Seaview Drive,                                          since            marketing consulting firm) since 1986.
 Santa Barbara,                                             1997
 California 93108
 (55)


------------------------------------------------------------------------------------------------------------------------------------
 Albert A. Miller                    Trustee               Trustee           Senior Vice President, Cherry & Webb, CWT
 7 Jennifer Drive                                           since            Specialty Stores since 1995-2000, Advisor and
 Holmdel, New Jersey 07733                                  1997             Secretary, the Underwoman Shoppes Inc. (retail
 (67)                                                                        clothing stores) since 1980. Merchandising Group
                                                                             Vice President, R.H. Macy
                                                                             & Co. (retail department
                                                                             stores), 1958-1995. Retired.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
 Harold J. Baxter**               Chairman of              Trustee           Chairman, Chief Executive Officer and Director,
 1400 Liberty Ridge Drive         the Board and             since            Pilgrim Baxter & Associates, Ltd. since 1982.
 Wayne, PA 19087-5593                Trustee                1997             Trustee, the Administrator since May 1996.
 (55)                                                                        Chairman, Chief Executive Officer and Director,
                                                                             Pilgrim Baxter Value Investors, Inc. since June 1996.
                                                                             Trustee, PBHG Fund Distributors since January 1998.
------------------------------------------------------------------------------------------------------------------------------------
 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.
**Mr. Baxter is a trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is a Director of the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS*
------------------------------------------------------------------------------------------------------------------------------------
 Gary L. Pilgrim                    President             President          President and Director, Pilgrim Baxter & Associates,
 1400 Liberty Ridge Drive                                   since            Ltd. since 1982. Trustee, the PBHG Fund Services
 Wayne, PA 19087-5593                                       1997             since May 1996. President and Director, Pilgrim
 (61)                                                                        Baxter Value Investors, Inc. since June 1996.
------------------------------------------------------------------------------------------------------------------------------------
 Lee T. Cummings                   Treasurer,            Treasurer,          Vice President, Pilgrim Baxter & Associates, Ltd.
 1400 Liberty Ridge Drive        Chief Financial            Chief            since 2001 and Director of Mutual Fund Operations,
 Wayne, PA 19087-5593               Officer,              Financial          Pilgrim Baxter & Associates, Ltd., 1996-2001.
 (38)                              Controller             Officer,           President, PBHG Shareholder Services, Inc. since
                                                         Controller          2001. President, PBHG Fund Distributor since 1999
                                                            since            and Treasurer, PBHG Fund Services, May 1996-
                                                            1997             1999. President, PBHG Fund Services since
                                                                             December 1998. Investment Accounting Officer,
                                                                             Delaware Investments Funds (investment
                                                                             companies), 1994-1996.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------
                                         NUMBER OF
                                       PORTFOLIOS IN                       OTHER
                                     COMPLEX OVERSEEN                  DIRECTORSHIPS
 NAME, ADDRESS, AND AGE                 BY TRUSTEE                         HELD
------------------------------------------------------------------------------------------
 John R. Bartholdson                       31                    Director, The Triumph
 1255 Drummers Lane,                                             Group, Inc. since 1992
 Suite 200
 Wayne, PA 19087
 (57)
------------------------------------------------------------------------------------------
 Jettie M. Edwards                         31                    Trustee, Provident
 76 Seaview Drive,                                               Investment Counsel Trust
 Santa Barbara,                                                  (investment company)
 California 93108                                                since 1992. Trustee,
 (55)                                                            EQ Advisors Trust
                                                                 (investment company)
                                                                 since 1997
------------------------------------------------------------------------------------------
 Albert A. Miller                          31                    None
 7 Jennifer Drive
 Holmdel, New Jersey 07733
 (67)



------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------
 Harold J. Baxter**                        31                    Director, Old Mutual
 1400 Liberty Ridge Drive                                        (US) Holdings, Inc.
 Wayne, PA 19087-5593                                            since 1996
 (55)


------------------------------------------------------------------------------------------
 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.
**Mr. Baxter is a trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is a Director of the Adviser.
------------------------------------------------------------------------------------------
OFFICERS*
------------------------------------------------------------------------------------------
 Gary L. Pilgrim                          N/A                    N/A
 1400 Liberty Ridge Drive
 Wayne, PA 19087-5593
 (61)
------------------------------------------------------------------------------------------
 Lee T. Cummings                          N/A                    N/A
 1400 Liberty Ridge Drive
 Wayne, PA 19087-5593
 (38)






------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  PBHG REIT FUND
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
OFFICERS* (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
                                                         TERM OF
                                    POSITION            OFFICE AND
                                    HELD WITH           LENGTH  OF                 PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE             THE FUND            TIME SERVED                   DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
 John M. Zerr                    Vice President            Vice          Senior Vice President, Pilgrim Baxter & Associates,
 1400 Liberty Ridge Drive         and Secretary          President       Ltd. since 2001 and General Counsel and Secretary,
 Wayne, PA 19087-5593                                       and          Pilgrim Baxter & Associates, Ltd. since November
 (39)                                                    Secretary       1996. General Counsel and Secretary, Pilgrim Baxter
                                                           since         Value Investors, Inc. since November 1996. General
                                                           1997          Counsel and Secretary, PBHG Fund Services since
                                                                         January 1998. General Counsel and Secretary,
                                                                         PBHG Fund Distributors since January 1998. Vice
                                                                         President and Assistant Secretary, Delaware
                                                                         Management Company, Inc. (investment adviser)
                                                                         and the Delaware Investments Funds (investment
                                                                         companies), 1995-1996.
----------------------------------------------------------------------------------------------------------------------------------
 Meghan M. Mahon                 Vice President            Vice          Vice President and Assistant Secretary, Pilgrim Baxter
 1400 Liberty Ridge Drive         and Assistant          President       & Associates, Ltd. since 2001 and Senior Counsel
 Wayne, PA 19087-5593              Secretary                and          since January 2002, Counsel, Pilgrim Baxter &
 (33)                                                    Assistant       Associates, Ltd. April 1998 to December 2001.
                                                         Secretary       Assistant Secretary, Value Investors since January
                                                           since         2000, Senior Counsel since January 2002 and Counsel
                                                           1998          January 2000 to December 2001. Assistant Secretary,
                                                                         PBHG Fund Services since January 2000, Senior
                                                                         Counsel since January 2002, Counsel January 2000 to
                                                                         December 31, 2001. Vice President, Assistant
                                                                         Secretary and Counsel, Delaware Management
                                                                         Company, Inc. (investment adviser) and the Delaware
                                                                         Investments Funds (investment companies),
                                                                         1997-1998. Associate, Drinker Biddle & Reath,
                                                                         LLP (law firm) 1994-1997.
----------------------------------------------------------------------------------------------------------------------------------
 Brian C. Dillon                 Vice President            Vice          Chief Compliance Officer, Pilgrim Baxter &
 1400 Liberty Ridge Drive                                President       Associates, Ltd. since April 2001. Chief Compliance
 Wayne, PA 19087-5593                                      since         Officer, Pilgrim Baxter Value Investors, Inc., PBHG
 (38)                                                      2001          Fund Services and PBHG Fund Distributors since
                                                                         April 2001. Vice President and Senior Compliance
                                                                         Officer, Delaware Investments, 1995-2001.
----------------------------------------------------------------------------------------------------------------------------------
 James R. Foggo                  Vice President            Vice          Vice President and Assistant Secretary of the
 One Freedom Valley Road          and Assistant          President       Sub-Administrator and SEI Investments
 Oaks, PA 19456                    Secretary                and          Distribution Co. since 1998. Associate, Paul Weiss,
 (37)                                                    Assistant       Rifkind, Wharton & Garrison (law firm), 1998.
                                                         Secretary       Associate, Baker & McKenzie (law firm),
                                                           since         1995-1998.
                                                           1999
----------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Barto                Vice President            Vice          Vice President and Assistant Secretary of SEI
 One Freedom Valley Road          and Assistant          President       Investments Co. and Vice President and Assistant
 Oaks, PA 19456                     Secretary               and          Secretary of SEI Investments Mutual Fund
 (33)                                                    Assistant       Services and SEI Investments Distribution Co.
                                                         Secretary       since November 1999. Associate, Dechert Price &
                                                           since         Rhoads (law firm) 1997-1999.
                                                           1999
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
OFFICERS* (CONTINUED)
------------------------------------------------------------------
                                     NUMBER OF
                                   PORTFOLIOS IN        OTHER
                                 COMPLEX OVERSEEN   DIRECTORSHIPS
 NAME, ADDRESS, AND AGE             BY TRUSTEE          HELD
------------------------------------------------------------------
 John M. Zerr                          N/A               N/A
 1400 Liberty Ridge Drive
 Wayne, PA 19087-5593
 (39)








------------------------------------------------------------------
 Meghan M. Mahon                       N/A               N/A
 1400 Liberty Ridge Drive
 Wayne, PA 19087-5593
 (33)











------------------------------------------------------------------
 Brian C. Dillon                       N/A               N/A
 1400 Liberty Ridge Drive
 Wayne, PA 19087-5593
 (38)


------------------------------------------------------------------
 James R. Foggo                        N/A               N/A
 One Freedom Valley Road
 Oaks, PA 19456
 (37)



------------------------------------------------------------------
 Timothy D. Barto                      N/A               N/A
 One Freedom Valley Road
 Oaks, PA 19456
 (33)



------------------------------------------------------------------
*Officer of the Trust until such time as his or her successor is duly elected and qualified.


                             [PBHG LOGO OMITTED] 15

--------------------------------------------------------------------------------
PBHG REIT FUND
--------------------------------------------------------------------------------


                    [This page is intentionally left blank.]


                             [PBHG LOGO OMITTED] 16

                                                      [PBHG LOGO OMMITED]

P.O. BOX 219534
KANSAS CITY, MO 64121-9534

INVESTMENT ADVISER:
PILGRIM BAXTER & ASSOCIATES, LTD.

DISTRIBUTOR:
PBHG FUND DISTRIBUTORS


This annual report is for the information of PBHG Funds shareholders, but may be used with prospective investors when preceded or accompanied by a current prospectus for PBHG Funds and a Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

1.800.433.0051  www.pbhgfunds.com

                                                           PBHG REIT-Annual 2001